FINANCE COSTS, NET (Tables)	12 Months Ended
Dec. 31, 2018
Finance Costs [Abstract]
Financing costs, net

For the years ended December 31	2018	2017
Interest[1]	$452	$511
Amortization of debt issue costs	5	5
Amortization of discount (premium)	(1)	1
Gain on interest rate hedges	(3)	(6)
Interest capitalized[2]	(9)	—
Accretion	87	67
Loss on debt extinguishment[3]	29	127
Finance income	(15)	(14)
Total	$545	$691

[1]	Interest in the consolidated statements of cash flow is presented on a cash basis. In 2018, cash interest paid was $350 million (2017: $425 million).

[2]	For the year ended December 31, 2018, the general capitalization rate was 6.10% (2017: 6.00%).

[3]
2018 loss arose from a make-whole repurchase of the outstanding principal on the 4.40% notes due 2021. 2017 loss arose from partial repayment of several notes during the year (4.10% notes due 2023, 6.95% notes due 2019, and Pueblo Viejo Project Financing).